Exhibit 10.12.2

AMENDMENT NO. 2 TO SERIES 2002-A SUPPLEMENT

This AMENDMENT NO. 2 TO SERIES 2002-A SUPPLEMENT, dated as of July 1, 2004 (this “Amendment”) is made between CONN FUNDING II, L.P. (the “Issuer”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), as Trustee (the “Trustee”). Capitalized terms used and not otherwise defined in this Amendment are used as defined in that certain Base Indenture, dated as of September 1, 2002 (as amended from time to time, the “Base Indenture”), between the Issuer and the Trustee or, if not defined therein, in the that certain Series 2002-A Supplement, dated as of September 1, 2002 (as amended from time to time, the “Series Supplement”), between the Issuer and the Trustee.

Background

A. The parties hereto have entered into the Base Indenture and the Series Supplement to finance the purchase of Receivables by the Issuer from each of Conn Appliances, Inc. and CAI, L.P.

B. The parties hereto wish to amend the Series Supplement.

C. The parties hereto are willing to agree to such an amendment, all as set out in this Amendment.

D. The Issuer and the Required Persons have determined that this Amendment is not material within the meaning of Section 7.3 of the Note Purchase Agreement dated as of September 13, 2002, among the Issuer, Conn Appliances, Inc., CAI, L.P., Three Pillars Funding LLC (f/k/a Three Pillars Funding Corporation) and SunTrust Capital Markets, Inc.

Agreement

1. Amendment of the Series Supplement. The definition of “Maximum Principal Amount” set forth in Section 1 of the Series Supplement is hereby amended and restated in its entirety as follows:

“Maximum Principal Amount” equals $250,000,000.

2. Binding Effect; Ratification. (a) This Amendment shall become effective, as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b) On and after the execution and delivery hereof, this Amendment shall be a part of the Series Supplement and each reference in the Series Supplement to “this Series Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Series Supplement shall mean and be a reference to such Series Supplement as amended hereby.

(c) Except as expressly amended hereby, the Series Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

3. Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:	/s/ Melissa Philibert
Name:	Melissa Philibert
Title:	Corporate Trust Officer

CONN FUNDING II, L.P., as Issuer

By: Conn Funding II GP, L.L.C., its general partner

By:	/s/ David R. Atnip
Name:	David R. Atnip
Title:	Secretary/Treasurer

S-1 Amendment No. 2 to Series 2002-A Supplement

CONSENTED AND AGREED TO BY:

THREE PILLARS FUNDING LLC

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

SUNTRUST CAPITAL MARKETS, INC., as Administrator

By:	/s/ James R. Bennison
Name:	James R. Bennison
Title:	Managing Director

S-2 Amendment No. 2 to Series 2002-A Supplement